UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 14, 2007
                                                   -----------------------------
                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                                000-50593                95-4745032
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

2841 Dow Avenue, Tustin, California                               92780
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (714) 544-6665
                                                   -----------------------------
Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition.

         On August 14, 2007, Cherokee International Corporation (the "Company") issued a press release regarding its financial results for its fiscal second quarter ended July 1, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

         The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by the Company dated August 14, 2007.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CHEROKEE INTERNATIONAL
                                      CORPORATION



Date: August 14, 2007                 By:    /s/ Linster W. Fox
                                             -----------------------------------
                                      Name:  Linster (Lin) W. Fox
                                      Title: Chief Financial Officer